UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)  August 29,2003


        AEI REAL ESTATE FUND XVI LIMITED PARTNERSHIP
   (Exact Name of Registrant as Specified in its Charter)

                     State of Minnesota
      (State or other Jurisdiction of Incorporation or
                        Organization)




           0-16555                      41-1571166
   (Commission File Number)          (I.R.S. Employer
                                   Identification No.)


  30 East 7th Street, Suite 1300, St. Paul, Minnesota 55101
          (Address of Principal Executive Offices)


                        (651) 227-7333
    (Registrant's telephone number, including area code)


    (Former name or former address, if changed since last
                           report)



Item 2.   Acquisition or Disposition of Assets.

      On August 29, 2003, the Partnership sold a Fuddruckers restaurant in Omaha, Nebraska to an unrelated third party. The Partnership received net proceeds of approximately $1,582,000 for the property, which resulted in a net gain of approximately $1,045,000.

Item 7.   Financial Statements and Exhibits.

          (a)A limited number of proforma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the proforma statements:

             Assuming the Partnership had sold the property on January 1, 2002, the Partnership's Investments in Real Estate would have been reduced by $568,556 and its Current Assets
             (cash) would have increased by approximately $1,582,000 and Partner's Capital would have increased by $1,013,444.

             The rental income for the Partnership would have decreased from $490,486 to $347,815 for the year ended December 31, 2002 and from $207,730 to $129,190 for the six months ended June 30, 2003 if the Partnership had not owned the property during the periods.

             Depreciation Expense would have decreased by $19,427 and $9,714 for the year ended December
             31, 2002 and the six months ended June 30, 2003, respectively.

             Partnership Administration and Property Management Expense would have decreased by $9,925 and $5,887 for the year ended December 31, 2002 and the six months ended June 30, 2003, respectively.

             The net effect of these pro forma adjustments would have caused Net Income (Loss) to increase from $(174,578) to $(287,897) and to decrease from $63,170 to $231, which would have resulted in Net Income (Loss) of $(25.95) and $-0- per Limited Partnership Unit outstanding for the year ended December 31, 2002 and the six months ended June 30, 2003, respectively.

          (b)Exhibits

                         Exhibit  10.1 - Purchase  Agreement
                         dated  May  22,  2003  between  the
                         Partnership  and Steven  R.  Schell
                         relating  to the property  at  7059
                         Dodge   Street,   Omaha,   Nebraska
                         (incorporated   by   reference   to
                         Exhibit  10.3 of Form 10-QSB  filed
                         on August 8, 2003).


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AEI REAL ESTATE FUND XVI
                              LIMITED PARTNERSHIP

                               By:  AEI Fund Management XVI,
Inc.
                                 Its:  General Partner


Date:  September 4, 2003      /s/ Patrick W Keene
                              By: Patrick W. Keene
                              Its Chief Financial Officer